Exhibit 10.9

EQUITY INCENTIVE PLAN

(Type A)

January    , 2022

Zhejiang Youba Technology Co., Ltd

Equity Incentive Plan

I. General Principles

(ⅰ) Basis for this Plan

The Company formulates this Plan in accordance with the PRC Company Law and other laws, regulations, regulatory documents and the Articles of Association of the Company.

(ⅱ) Principles of this Plan

1. Fairness, impartiality and openness;

2. Combination of incentive and restriction;

3. The interests of the shareholders, the Company, and the core management shall be consistent, which shall be good for the sustainable development of the Company;

4. Protection of shareholders' interests, and more efficient and sustainable return to the shareholders.

(ⅲ) Purpose of this Plan

1. To promote the performance concept with value creation as guidance, and establish the sustainable benefit sharing and constraint mechanism among shareholders, the middle and senior management, and the core operation team;

2. To strengthen the concept of mutual and sustainable development of the Company and individuals and to strengthen the enterprise culture, to encourage creation with long-term value, and to promote long-term and stable development of the Company;

3. To attract and retain excellent management personnel;

4. To reflect the compensation strategy of the Company by improving total compensation competitiveness and differentiating compensation components;

5. To establish a diversified and sustainable employee incentive and shareholder return system and consolidate the foundation so as to match the company's long-term business development strategy, enhance the company's remuneration competitiveness, and respond to the pressure of talent competition in the market;

6. To improve the company's incentive and restraint mechanism, and effectively deploy the company's middle and senior management personnel as well as core management team members.

II. Basis and Scope for Determination of Eligible Participants

(i) Basis for Determining Eligible Participants

1. Legal Basis for Determining Eligible Participants

The Eligible Participants of this Plan shall be determined in accordance with the Company Law and other relevant laws, regulations, regulatory documents and relevant provisions of the Articles of Association and in consideration of the actual conditions of the Company.

2. Positions of Eligible Participants

The Eligible Participants of this Plan are the core business personnel of the Company, the personnel that have made or will make material contribution to the Company, and relevant employees who the executive directors/the board of directors of the Company deems necessary.

(ⅱ) Scope of Eligible Participants

The Eligible Participants of this Plan are the core business personnel of the Company, the personnel that have made or will make material contribution to the Company, and relevant employees who the executive directors/the board of directors of the Company deems necessary. All of the Eligible Participants shall hold positions in the Company or its subsidiaries or branches and have signed labor contracts with the Company or its subsidiaries.

The total number of Eligible Participants to be granted under this Plan is 6. The list of Eligible Participants is as shown in the List of Eligible Participants of Share Incentive Plan of Zhejiang Youba Technology Co., Ltd. (Type A).

Eligible Participants may give up the participation of this Incentive Plan, but shall not participate in this Incentive Plan under the entrustment or in a trust basis.

III. Sources and Quantities of Incentive Shares

(ⅰ) Sources of Incentive Shares of this Plan

The sources of the Incentive Shares under this Plan is the equity interest in the Company held by Zheng Jiahua, the founder shareholder of the Company. The Eligible Participants hold equity interest in the Company through the purchase of Zheng Jiahua's equity interest.

(ⅱ) Quantity of Incentive Shares under this Plan

Zheng Jiahua, the founder shareholder of the Company, intends to transfer 230,000 shares, representing 2.3% of the registered capital of the Company, for the purpose of this share incentive plan.

IV. Specific Implementation Plan

(ⅰ) Price of Incentive Shares

The price at which an Eligible Participant shall have the right to purchase shares of the Company at the price of RMB 1.00 for each share of the Company, which has a total of registered capital of RMB 10,000,000 divided into 10,000,000 shares;

(ⅱ) Quantity of Incentive Shares

230,000 shares are to be granted under this Plan. The specific Eligible Participants and their respective number of Incentive Shares granted are shown in the List of Eligible Participants under this Plan attached hereto.

(ⅲ) Source of Funds

The Eligible Participant shall pay the Incentive Share Transfer Price to Zheng Jiahua using his legally owned and self-raised funds. The Company shall not provide the Eligible Participant with loans or other financial assistance in any form, including providing guarantee for its loans.

V .. Grant Date, Lock-up Period and Release Period

(ⅰ) The Grant Date is the date when Zheng Jiahua and the Eligible Participant sign the Equity Transfer and Shareholding Entrustment Agreement;

(ⅱ) Lock-up Period

The lock-up period refers to the period during which the Incentive Shares acquired by the Eligible Participants are prohibited from being sold. During the lock-up period, the Granted Incentive Shares shall not be transferred or used for provision of guarantee or repayment of debts (including, without limitation, transfer, pledge, donation or other transfer of the Incentive Shares, creation of any encumbrance on the Incentive Shares, use for repayment of debts or application for exit through capital reduction, etc.).

The lock-up period of this Incentive Plan shall commence from the Grant Date and end on the date of expiration of twelve months upon the listing date of the Company.

(ⅲ) Release Period

The term "Release Period" refers to the period during which the restrictions on the sale of the Incentive Shares obtained by the Eligible Participants are lifted.

1. The Release Period of the Incentive Shares under this Plan shall be five years commencing from the date of expiration of twelve months upon the listing date of the Company;

2. Upon expiration of twelve months after the listing date of the Company (“Designated Date”), the trading restrictions on the Eligible Participants may be released on a yearly basis as follows:

Release arrangement of sales restriction	Release period of sales restriction	Proportion of Incentive Shares Released
The first sales restriction release period	Between 1st anniversary date and 2nd anniversary date of Designated Date	20%
The second sales restriction release period	Between 2st anniversary date and 3rd anniversary date of Designated Date	20%
The third sales restriction release period	Between 3rd anniversary date and 4th anniversary date of Designated Date	30%
The fourth sales restriction release period	Between 4th anniversary date and 5th anniversary date of Designated Date	30%

3. If it is otherwise provided by the relevant laws and regulations or securities regulatory authorities, the lock-up period and the release period shall comply with the relevant provisions.

(Ⅳ) During the lock-up period and the release period, the Incentive Shares held by the Eligible Participants shall not be transferred to any third party or used for provision of guarantee or repayment of debts (including, without limitation, transfer, pledge, donation or other transfer of the Incentive Equity Interests, creation of any encumbrance on the Incentive Equity Interests, use for repayment of debts or application for exit through capital reduction, etc.).

(Ⅴ) During the lock-up period and the release period, any share warrants or bonus shares obtained by the Eligible Participants as a result of the Incentive Shares Granted shall be locked up or restricted from sale simultaneously. The lock-up period and the release period of such share warrants or bonus shares shall be the same with those of the Incentive Shares Granted. During the lock-up period and the release period, without the prior consent of the Company, the Incentive Shares and the share warrants or bonus shares shall not be transferred in any way.

VI. Rights and Obligations of the Company and the Eligible Participants

(ⅰ) Rights and Obligations of the Company

1. the Company shall have the right to interpret and implement this Plan and shall conduct the performance review of the Eligible Participants in accordance with this Plan. If an Eligible Participant fails to satisfy the release conditions determined in accordance with this Plan, Zheng Jiahua, the Founder Shareholder of the Company or his/her designated Person shall have the right to repurchase the relevant portion of his/her Incentive Shares that have not been released based on the principles set forth in this Plan;

2. If any Eligible Participant has seriously damaged the interests or reputation of the Company due to his/her violation of laws, violation of professional ethics, disclosure of the confidential information of the Company, or dereliction or neglect of duty and other acts, upon approval by the executive director/board of directors of the Company, Zheng Jiahua, the Founder Shareholder of the Company or his/her designated Person shall have the right to repurchase the relevant portion of his/her Incentive Shares that have not been released based on the principles set up in this Plan;

3. The Company shall withhold individual income tax and other taxes and dues (if any) payable by the Eligible Participants in accordance with national tax regulations;

4. The Company shall promptly perform its filing and information disclosure obligations with respect to this Plan (if necessary) in accordance with relevant provisions;

5. The Company shall, in accordance with this Plan and relevant laws, actively cooperate with the Eligible Participant who satisfies the unlocking conditions to unlock the shares in accordance with relevant provisions; provided, however, that the Company shall not be liable if the Eligible Participant fails to unlock the shares in accordance with his/her willingness and causes losses to the Eligible Participant due to reasons not attributable to the Company;

6. The Company's determination of the Eligible Participant of this Plan shall not imply that the Eligible Participant has the right to continue his/her services at the Company, nor shall it constitute the commitment of the employment term of the Employee by the Company. The employment relationship between the Company and the Eligible Participant shall be implemented in accordance with the labor contract entered into by and between the Company and the Eligible Participant;

7. Other relevant rights and obligations provided for by laws and regulations.

(ⅱ) Rights and Obligations of Eligible Participants

1. The Eligible Participant shall act in a diligent and responsible manner in accordance with the requirements of his/her position, comply with professional ethics, and make due contribution to the development of the Company;

2. The Eligible Participants shall lock up or restrict the sale of the Incentive Shares Granted to them in accordance with this Plan;

3. The source of funds of the Eligible Participants shall be legitimate funds owned or raised by the Eligible Participants, and the Company shall not provide funds for the Eligible Participants;

4. The Eligible Participants shall assume and pay individual income tax and other taxes and dues with respect to the proceeds obtained by them from the Incentive Plan in accordance with national tax regulations;

5. Other relevant rights and obligations provided for by laws and regulations.

VII. Repurchase of Incentive Equity Interests hereunder

(ⅰ) The repurchase conditions shall be triggered upon the occurrence of any of the following circumstances:

1. during the Lock-Up Period and the Release Period, the Eligible Participant resigns due to personal reasons or is dismissed by the Company due to his/her incompetence or violation of rules and regulations of the Company;

2. during his/her service, the Eligible Participant has committed any act in violation of laws or disciplines such as bribery, extortion, corruption, theft, disclosure of business and technical secrets that damage the interests or reputation of the Company, and has caused relatively great losses;

3. the Eligible Participant seriously deviates from the appraisal indicator prescribed by the Company, and has been determined by the Company to be directly responsible for the Company's losses or decline in business performance;

4. The Eligible Participant is investigated for criminal liability in accordance with the law due to a personal criminal act.

(ⅱ) Repurchase Price

If any of the above circumstances occurs to an Eligible Participant, Zheng Jiahua, the founder shareholder of the Company, or his/her designated entity shall have the right to repurchase the Incentive Shares(including the transferred and bonus shares) held by the Eligible Participant, and the repurchase price shall be the grant price of the Eligible Participant plus the bank loan interest for the same period. At the time of the equity repurchase, the relevant expenses incurred as a result of the equity transfer shall be borne by the Eligible Participant.

VIII. Miscellaneous

(ⅰ) If an Eligible Participant resigns during the Lock-Up Release Period or after the Release Period expires, he/she shall not work for any organization that competes with the Company in business within two years. If an Eligible Participant violates the provisions of this Article, he/she shall return to the Company all the proceeds he/she has obtained due to the share incentive plan; and if any loss has been caused to the Company, he/she shall also assume the liability for compensation to the Company.

(ⅱ) After the Incentive Shares are granted under this Plan, if there is capital increase from a shareholder, the Eligible Participant may choose to increase his/her capital contribution at the same time under the same conditions. If he/she gives up the capital increase, the equity held by him/her will be diluted; if there are new investors to invest in Zhejiang Youba Technology Co., Ltd. in the form of capital increase, the equity held by the Eligible Participant will be diluted in the same proportion.

(ⅲ) After the effectiveness of this Plan, if the Company needs to adjust the contents of this Plan for listing application, the specific adjustment shall be reviewed and determined by the executive director/board of directors, and the Eligible Participants shall follow the arrangement of the executive director/board of directors.

(Ⅳ) For purpose of unified management of the Incentive Shares, the Incentive Shares granted to the Eligible Participants under this Plan shall be uniformly held by Zheng Jiahua, the founder shareholder of the Company, and relevant matters concerning such holding shall be specified in the agreement on share transfer and entrusted holding.

(Ⅴ) This Incentive Plan shall come into force after being reviewed and approved by the Shareholders' Meeting of the Company.

(Ⅵ) This Incentive Plan shall be formulated, amended and interpreted by the executive director/board of directors of the Company.

Zhejiang Youba Technology Co., Ltd.

January, 2022

EQUITY INCENTIVE PLAN

(Type B)

January    , 2022

Zhejiang Youba Technology Co., Ltd

Equity Incentive Plan

I. General Principles

(ⅰ) Basis for this Plan

The Company formulates this Plan in accordance with the PRC Company Law and other laws, regulations, regulatory documents and the Articles of Association of the Company.

(ⅱ) Principles of this Plan

5. Fairness, impartiality and openness;

6. Combination of incentive and restriction;

7. The interests of the shareholders, the Company, and the core management shall be consistent, which shall be good for the sustainable development of the Company;

8. Protection of shareholders' interests, and more efficient and sustainable return to the shareholders.

(ⅲ) Purpose of this Plan

7. To promote the performance concept with value creation as guidance, and establish the sustainable benefit sharing and constraint mechanism among shareholders, the middle and senior management, and the core operation team;

8. To strengthen the concept of mutual and sustainable development of the Company and individuals and to strengthen the enterprise culture, to encourage creation with long-term value, and to promote long-term and stable development of the Company;

9. To attract and retain excellent management personnel;

10. To reflect the compensation strategy of the Company by improving total compensation competitiveness and differentiating compensation components;

11. To establish a diversified and sustainable employee incentive and shareholder return system and consolidate the foundation so as to match the company's long-term business development strategy, enhance the company's remuneration competitiveness, and respond to the pressure of talent competition in the market;

12. To improve the company's incentive and restraint mechanism, and effectively deploy the company's middle and senior management personnel as well as core management team members.

II. Basis and Scope for Determination of Eligible Participants

(i) Basis for Determining Eligible Participants

1. Legal Basis for Determining Eligible Participants

The Eligible Participants of this Plan shall be determined in accordance with the Company Law and other relevant laws, regulations, regulatory documents and relevant provisions of the Articles of Association and in consideration of the actual conditions of the Company.

3. Positions of Eligible Participants

The Eligible Participants of this Plan are the core business personnel of the Company, the personnel that have made or will make material contribution to the Company, and relevant employees who the executive directors/the board of directors of the Company deems necessary.

(ⅱ) Scope of Eligible Participants

The Eligible Participants of this Plan are the core business personnel of the Company, the personnel that have made or will make material contribution to the Company, and relevant employees who the executive directors/the board of directors of the Company deems necessary. All of the Eligible Participants shall hold positions in the Company or its subsidiaries or branches and have signed labor contracts with the Company or its subsidiaries.

The total number of Eligible Participants to be granted under this Plan is 6. The list of Eligible Participants is as shown in the List of Eligible Participants of Share Incentive Plan of Zhejiang Youba Technology Co., Ltd. (Type B).

Eligible Participants may give up the participation of this Incentive Plan, but shall not participate in this Incentive Plan under the entrustment or in a trust basis.

III. Sources and Quantities of Incentive Shares

(ⅰ) Sources of Incentive Shares of this Plan

The sources of the Incentive Shares under this Plan is the equity interest in the Company held by Zheng Jiahua, the founder shareholder of the Company. The Eligible Participants hold equity interest in the Company through the purchase of Zheng Jiahua's equity interest.

(ⅱ) Quantity of Incentive Shares under this Plan

Zheng Jiahua, the founder shareholder of the Company, intends to transfer 240,000 shares, representing 2.4% of the registered capital of the Company, for the purpose of this share incentive plan.

IV. Specific Implementation Plan

(ⅰ) Price of Incentive Shares

The price at which an Eligible Participant shall have the right to purchase shares of the Company at the price of RMB 1.00 for each share of the Company, which has a total of registered capital of RMB 10,000,000 divided into 10,000,000 shares;

(ⅱ) Quantity of Incentive Shares

240,000 shares are to be granted under this Plan. The specific Eligible Participants and their respective number of Incentive Shares granted are shown in the List of Eligible Participants under this Plan attached hereto.

(ⅲ) Source of Funds

The Eligible Participant shall pay the Incentive Share Transfer Price to Zheng Jiahua using his legally owned and self-raised funds. The Company shall not provide the Eligible Participant with loans or other financial assistance in any form, including providing guarantee for its loans.

V .. Grant Date, Lock-up Period and Release Period

(ⅰ) The Grant Date is the date when Zheng Jiahua and the Eligible Participant sign the Equity Transfer and Shareholding Entrustment Agreement;

(ⅱ) Lock-up Period

The lock-up period refers to the period during which the Incentive Shares acquired by the Eligible Participants are prohibited from being sold. During the lock-up period, the Granted Incentive Shares shall not be transferred or used for provision of guarantee or repayment of debts (including, without limitation, transfer, pledge, donation or other transfer of the Incentive Shares, creation of any encumbrance on the Incentive Shares, use for repayment of debts or application for exit through capital reduction, etc.).

The lock-up period of this Incentive Plan shall commence from the Grant Date and end on the date of expiration of twelve months upon the listing date of the Company.

(ⅲ) Release Period

The term "Release Period" refers to the period during which the restrictions on the sale of the Incentive Shares obtained by the Eligible Participants are lifted.

4. The Release Period of the Incentive Shares under this Plan shall be five years commencing from the date of expiration of twelve months upon the listing date of the Company;

5. Upon expiration of twelve months after the listing date of the Company (“Designated Date”), the trading restrictions on the Eligible Participants may be released on a yearly basis as follows:

Release arrangement of sales restriction	Release period of sales restriction	Proportion of Incentive Shares Released
The first sales restriction release period	Between 1st anniversary date and 2nd anniversary date of Designated Date	10%
The second sales restriction release period	Between 2st anniversary date and 3rd anniversary date of Designated Date	10%
The third sales restriction release period	Between 3rd anniversary date and 4th anniversary date of Designated Date	20%
The fourth sales restriction release period	Between 4th anniversary date and 5th anniversary date of Designated Date	30%
The fifth sales restriction release period	Between 5th anniversary date and 6th anniversary date of Designated Date	30%

6. If it is otherwise provided by the relevant laws and regulations or securities regulatory authorities, the lock-up period and the release period shall comply with the relevant provisions.

(Ⅳ) During the lock-up period and the release period, the Incentive Shares held by the Eligible Participants shall not be transferred to any third party or used for provision of guarantee or repayment of debts (including, without limitation, transfer, pledge, donation or other transfer of the Incentive Equity Interests, creation of any encumbrance on the Incentive Equity Interests, use for repayment of debts or application for exit through capital reduction, etc.).

(Ⅴ) During the lock-up period and the release period, any share warrants or bonus shares obtained by the Eligible Participants as a result of the Incentive Shares Granted shall be locked up or restricted from sale simultaneously. The lock-up period and the release period of such share warrants or bonus shares shall be the same with those of the Incentive Shares Granted. During the lock-up period and the release period, without the prior consent of the Company, the Incentive Shares and the share warrants or bonus shares shall not be transferred in any way.

VI. Rights and Obligations of the Company and the Eligible Participants

(ⅰ) Rights and Obligations of the Company

1. the Company shall have the right to interpret and implement this Plan and shall conduct the performance review of the Eligible Participants in accordance with this Plan. If an Eligible Participant fails to satisfy the release conditions determined in accordance with this Plan, Zheng Jiahua, the Founder Shareholder of the Company or his/her designated Person shall have the right to repurchase the relevant portion of his/her Incentive Shares that have not been released based on the principles set forth in this Plan;

2. If any Eligible Participant has seriously damaged the interests or reputation of the Company due to his/her violation of laws, violation of professional ethics, disclosure of the confidential information of the Company, or dereliction or neglect of duty and other acts, upon approval by the executive director/board of directors of the Company, Zheng Jiahua, the Founder Shareholder of the Company or his/her designated Person shall have the right to repurchase the relevant portion of his/her Incentive Shares that have not been released based on the principles set up in this Plan;

3. The Company shall withhold individual income tax and other taxes and dues (if any) payable by the Eligible Participants in accordance with national tax regulations;

4. The Company shall promptly perform its filing and information disclosure obligations with respect to this Plan (if necessary) in accordance with relevant provisions;

5. The Company shall, in accordance with this Plan and relevant laws, actively cooperate with the Eligible Participant who satisfies the unlocking conditions to unlock the shares in accordance with relevant provisions; provided, however, that the Company shall not be liable if the Eligible Participant fails to unlock the shares in accordance with his/her willingness and causes losses to the Eligible Participant due to reasons not attributable to the Company;

6. The Company's determination of the Eligible Participant of this Plan shall not imply that the Eligible Participant has the right to continue his/her services at the Company, nor shall it constitute the commitment of the employment term of the Employee by the Company. The employment relationship between the Company and the Eligible Participant shall be implemented in accordance with the labor contract entered into by and between the Company and the Eligible Participant;

7. Other relevant rights and obligations provided for by laws and regulations.

(ⅱ) Rights and Obligations of Eligible Participants

1. The Eligible Participant shall act in a diligent and responsible manner in accordance with the requirements of his/her position, comply with professional ethics, and make due contribution to the development of the Company;

2. The Eligible Participants shall lock up or restrict the sale of the Incentive Shares Granted to them in accordance with this Plan;

3. The source of funds of the Eligible Participants shall be legitimate funds owned or raised by the Eligible Participants, and the Company shall not provide funds for the Eligible Participants;

4. The Eligible Participants shall assume and pay individual income tax and other taxes and dues with respect to the proceeds obtained by them from the Incentive Plan in accordance with national tax regulations;

5. Other relevant rights and obligations provided for by laws and regulations.

VII. Repurchase of Incentive Equity Interests hereunder

(ⅰ) The repurchase conditions shall be triggered upon the occurrence of any of the following circumstances:

1. during the Lock-Up Period and the Release Period, the Eligible Participant resigns due to personal reasons or is dismissed by the Company due to his/her incompetence or violation of rules and regulations of the Company;

2. during his/her service, the Eligible Participant has committed any act in violation of laws or disciplines such as bribery, extortion, corruption, theft, disclosure of business and technical secrets that damage the interests or reputation of the Company, and has caused relatively great losses;

3. the Eligible Participant seriously deviates from the appraisal indicator prescribed by the Company, and has been determined by the Company to be directly responsible for the Company's losses or decline in business performance;

4. The Eligible Participant is investigated for criminal liability in accordance with the law due to a personal criminal act.

(ⅱ) Repurchase Price

If any of the above circumstances occurs to an Eligible Participant, Zheng Jiahua, the founder shareholder of the Company, or his/her designated entity shall have the right to repurchase the Incentive Shares(including the transferred and bonus shares) held by the Eligible Participant, and the repurchase price shall be the grant price of the Eligible Participant plus the bank loan interest for the same period. At the time of the equity repurchase, the relevant expenses incurred as a result of the equity transfer shall be borne by the Eligible Participant.

VIII. Miscellaneous

(ⅰ) If an Eligible Participant resigns during the Lock-Up Release Period or after the Release Period expires, he/she shall not work for any organization that competes with the Company in business within two years. If an Eligible Participant violates the provisions of this Article, he/she shall return to the Company all the proceeds he/she has obtained due to the share incentive plan; and if any loss has been caused to the Company, he/she shall also assume the liability for compensation to the Company.

(ⅱ) After the Incentive Shares are granted under this Plan, if there is capital increase from a shareholder, the Eligible Participant may choose to increase his/her capital contribution at the same time under the same conditions. If he/she gives up the capital increase, the equity held by him/her will be diluted; if there are new investors to invest in Zhejiang Youba Technology Co., Ltd. in the form of capital increase, the equity held by the Eligible Participant will be diluted in the same proportion.

(ⅲ) After the effectiveness of this Plan, if the Company needs to adjust the contents of this Plan for listing application, the specific adjustment shall be reviewed and determined by the executive director/board of directors, and the Eligible Participants shall follow the arrangement of the executive director/board of directors.

(Ⅳ) For purpose of unified management of the Incentive Shares, the Incentive Shares granted to the Eligible Participants under this Plan shall be uniformly held by Zheng Jiahua, the founder shareholder of the Company, and relevant matters concerning such holding shall be specified in the agreement on share transfer and entrusted holding.

(Ⅴ) This Incentive Plan shall come into force after being reviewed and approved by the Shareholders' Meeting of the Company.

(Ⅵ) This Incentive Plan shall be formulated, amended and interpreted by the executive director/board of directors of the Company.

Zhejiang Youba Technology Co., Ltd

January, 2022